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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 Date of Report
                               November 12, 1999

                          WESTERN WIRELESS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                   Washington
               --------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           000-28160                                 91-1638901
    ------------------------             ---------------------------------
    (Commission File Number)             (IRS Employer Identification No.)

                                   Suite 400
                              3650 131st Avenue SE
                              Bellevue, WA  98006
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

      Registrant's telephone number, including area code:  (425) 586-8700


      -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

                             FOR IMMEDIATE RELEASE

    WESTERN WIRELESS COMPLETES ACQUISITION OF TEXAS 7 AND ARKANSAS 11 ASSETS
                         FROM K.O. COMMUNICATIONS, INC.

                    LICENSES ADD OVER 20,000 NEW SUBSCRIBERS

     Bellevue, Wash. (November 10, 1999) -- Western Wireless Corporation (NASDAQ: WWCA), a leading provider of wireless communications services, announced today that it has acquired the Texas 7 and Arkansas 11 assets from K.O. Communications, Inc. A definitive agreement with K.O. Communications, Inc. was announced in September of this year.

     The acquisition adds two Rural Service Area (RSA) licenses covering approximately 440,000 persons in Texas and Arkansas to Western Wireless' geographical footprint. The markets add over 20,000 subscribers to the Western Wireless subscriber base. The total purchase price was approximately $165 million.

     "Western Wireless already has the largest wireless footprint of any company in the state of Texas and this acquisition further enhances our coverage and offers a great benefit to our customers. We are also very pleased to offer our services, for the first time, in the state of Arkansas," said Mikal Thomsen, President and Chief Operating Officer of Western Wireless. "The markets not only offer excellent subscriber growth opportunities but also contain significant stretches of Interstate highway."

     Western Wireless Corporation is a leading provider of rural communications in the western United States. The company owns and operates wireless cellular phone systems marketed under the Cellular One(R) national brand name in 19 states west of the Mississippi River. Through the 3rd quarter of 1999, Western Wireless was providing service to 774,000 customers. In addition, Western Wireless International holds licenses to offer wireless services in 6 countries. You can learn more about Western Wireless at www.wwireless.com.

INVESTOR RELATIONS CONTACT:                MEDIA CONTACT:
Gina Haggerty                              John Snyder
Western Wireless Corporation               Snyder Buscher Group
Phone: 425-586-8671                        Phone: 206-652-9704
gina.haggerty@wwireless.com





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WESTERN WIRELESS CORPORATION

                                              Dated:  November 12, 1999

                                              By /s/ Alan R. Bender
                                                 ---------------------------
                                              Alan R. Bender
                                              Executive Vice President,
                                              General Counsel and Secretary